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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or 240.14a-12
ON STAGE ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ON STAGE ENTERTAINMENT, INC.
4625 West Nevso
Las Vegas, NV 89103
(702) 253-1333

June 15, 2001

TO OUR STOCKHOLDERS:

    You are cordially invited to attend the annual meeting of stockholders of On Stage Entertainment, Inc. ("On Stage") to be held on July 10, 2001 at Holiday Inn, 7000 Beach Blvd., Buena Park, California 90620, at 9:00 a.m. California time. A notice of annual meeting, proxy card and a proxy statement containing information about the matters to be acted upon at the annual meeting are enclosed.

    At this year's meeting you will be asked to re-elect our current directors, to approve an amendment to the Amended and Restated 1996 Stock Option Plan to increase the number of shares of common stock reserved thereunder by an additional 2,500,000 shares, and to ratify the selection of our independent auditors. The accompanying notice of the meeting and proxy statement describes these proposals. We encourage you to read this information carefully.

    Whether in person or by proxy, it is important that your shares be represented at the annual meeting. To ensure your participation in the annual meeting, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the annual meeting and wish to vote your proxy in person, you can revoke your previously voted proxy at the meeting.

    We look forward to seeing you at the annual meeting.

                      Sincerely,

                      Timothy J. Parrott
                       President and Chief Executive Officer

ON STAGE ENTERTAINMENT, INC.
4625 West Nevso
Las Vegas, NV 89103
(702) 253-1333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
July 10, 2001
9:00 a.m. California Time

TO THE STOCKHOLDERS OF ON STAGE ENTERTAINMENT, INC.:

    Notice is hereby given of the 2001 annual meeting of stockholders of On Stage Entertainment, Inc., a Nevada corporation ("On Stage").

WHEN:	Tuesday, July 10, 2001 9:00 a.m. California Time
WHERE:	Holiday Inn 7000 Beach Blvd. Buena Park, California 90620
PURPOSES:
1.	To re-elect all of the current directors who will hold office until the annual meeting of stockholders in 2002;
2.	To approve an amendment to the Amended and Restated 1996 Stock Option Plan to increase the number of shares of common stock reserved thereunder by an additional 2,500,000 shares;
3.	To ratify the appointment of BDO Seidman, LLP as On Stage's independent auditors; and
4.	To conduct other business if it is properly raised.

    The items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record on June 11, 2001 are entitled to vote at the meeting.

    Your vote is important. Please promptly complete, sign, date and return your proxy card in the enclosed envelope.

                      By Order of the Board of Directors

                      Christopher Grobl
                       Secretary

ON STAGE ENTERTAINMENT, INC.
4625 West Nevso
Las Vegas, NV 89103
(702) 253-1333

PROXY STATEMENT

    The Board of Directors (the "Board") of On Stage Entertainment, Inc., a Nevada corporation ("On Stage") is using this proxy statement to solicit proxies from the holders of On Stage common stock to be used at the annual meeting of stockholders. We are first mailing this proxy statement and the accompanying form of proxy to On Stage stockholders on or about June 15, 2001.

MATTERS RELATING TO THE ANNUAL MEETING:

TIME AND PLACE:	July 10, 2001 9:00 a.m. California Time Holiday Inn 7000 Beach Blvd. Buena Park, California 90620
RECORD DATE:	June 11, 2001
OUTSTANDING SHARES HELD ON RECORD DATE:	11,307,930 shares of common stock 1,200,000 shares of series A convertible preferred stock
SHARES ENTITLED TO VOTE:	11,307,930 shares of common stock
QUORUM REQUIREMENT:
A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of shares representing a majority of the votes of the common stock entitled to vote at the meeting is a quorum.

Abstentions and broker "non-votes" count as present for establishing a quorum. Shares held by On Stage in its treasury do not count toward a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.
SHARES BENEFICIALLY OWNED BY ON STAGE OFFICERS AND DIRECTORS ON JUNE 11, 2001:	On Stage's officers and directors own 6,181,155 shares of common stock, excluding options, representing approximately 54% of the voting power of On Stage's common stock.
These stockholders have indicated that they will vote in favor of the proposals recommended by On Stage's Board.

ANNUAL REPORT:
The annual report to stockholders that accompanies this proxy statement is not proxy soliciting material. If you would like an additional copy, please contact On Stage at the address set forth below for Company contact.
COMPANY CONTACT:	You may contact On Stage for additional information or copies of the annual report by mailing us at:
4625 West Nevso Las Vegas, Nevada 89103 Attn: Investor Relations
Or by phoning us at: (702) 253-1333.

THE PROPOSALS AND VOTE NECESSARY TO APPROVE THEM:

ITEM I:	To re-elect all of the current directors who will hold office until the annual meeting of stockholders in the year 2002.

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the director nominees with the most affirmative votes are elected to fill the available seats. Only the number of votes "FOR" affect the outcome. Withheld votes and abstentions have no effect on the vote.
ITEM II:	To approve an amendment to On Stage's Amended and Restated 1996 Stock Option Plan to increase the number of shares of common stock reserved thereunder by an additional 2,500,000 shares.
Approval of the amendment to the Amended and Restated 1996 Stock Option Plan requires a majority of the votes cast by holders of the common stock. Abstentions have no effect on the vote.
ITEM III:	To ratify the appointment of BDO Seidman, LLP as On Stage's independent auditors for On Stage's 2001 fiscal year.

Ratification of the selection of BDO Seidman, LLP as On Stage's independent auditors for the 2001 fiscal year requires a majority of the votes cast by holders of the common stock. Abstentions have no effect on the vote.
ITEM IV:	To conduct other business if it is properly raised.

    Under New York Stock Exchange rules which govern most brokers, if your broker holds your shares in its name, your broker is permitted to vote your shares on Item I, Item II and Item III, even if it does not receive voting instructions from you.

    The stockholders have no dissenters' or appraisal rights in connection with Item I, Item II or Item III.

PROXIES

    Voting instructions are included on your proxy card. If you properly submit your proxy in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or withhold authority to vote for On Stage's director nominees. You also may vote for or against the other proposals or abstain from voting.

    If you submit your proxy but do not make specific choices, your proxy will follow the Board's recommendations and vote your shares:

  •
  FOR the re-election of the current director nominees;

  •
  FOR the approval of the amendment to On Stage's Amended and Restated 1996 Stock Option Plan increasing the number of shares of common stock reserved thereunder by an additional 2,500,000 shares;

  •
  FOR the ratification of BDO Seidman, LLP as our independent auditors for fiscal year 2001;

  •
  FOR any proposal by On Stage's Board to adjourn the annual meeting; and,

  •
  in its discretion, as to any other business as may properly come before the annual meeting.

  How do I vote my proxy?

    Two ways: by proxy or in person. Voting by proxy is recommended because even if you attend the meeting, you may always change your vote while attending.

    Voting by proxy:

    •
    Mark your selections,

    •
    Date your proxy and sign your name exactly as it appears on your proxy, and

    •
    Mail to On Stage in the enclosed, self-addressed, stamped envelope.

    Voting in person:

    •
    Attend the annual meeting and show proof of eligibility to vote. You may need to present identification at the meeting and, if your shares are held in the name of your broker, bank or nominee, an account statement or letter indicating that you beneficially owned the shares on June 11, 2001, the record date for voting,

    •
    Obtain a ballot,

    •
    Mark your selection, and

    •
    Date your ballot and sign your name exactly as it appears in our transfer books.

  How do I revoke my proxy?

    You may revoke your proxy before it is voted by:

    •
    submitting a new proxy with a later date,

    •
    notifying On Stage's Secretary in writing at the address provided above before the meeting that you have revoked your proxy, or

    •
    by voting in person at the meeting.

  What accommodations are there for persons with disabilities?

    We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write On Stage's Secretary in advance of the meeting at the number or address on the first page of this proxy statement.

  Is my vote confidential?

    Yes. Independent inspectors count the votes, so your individual vote is kept confidential unless special circumstances exist. For example, a copy of your proxy card will be sent to On Stage if you write comments on the card.

    Who pays for the proxy solicitation?

    On Stage pays its own costs of soliciting proxies. In addition to this mailing, On Stage employees may solicit proxies personally.

    May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

    Yes. You may submit proposals for consideration at future stockholder meetings, including director proposals.

    Proposals of stockholders of On Stage that are intended to be presented by such stockholders at On Stage's 2002 annual meeting and that stockholders desire to have included in our proxy materials relating to that meeting must be received by us no later than February 15, 2002, which is 120 calendar days prior to the anniversary of this year's mailing date, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

    Under Section 1.3 of our bylaws, a stockholder may present a proposal at our annual meeting in the year 2002 even if the stockholder fails to meet the deadline for inclusion in the proxy, by giving notice to us no later than 90 days prior to the anniversary of this year's meeting.

    Section 1.3 of our bylaws also provides that stockholders are to comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to any matters to be brought before a meeting of stockholders. These rules and regulations establish a different deadline for submission of stockholder proposals that are not intended to be included in On Stage's proxy statement with respect to discretionary voting. The discretionary vote deadline for the year 2002 annual meeting is May 1, 2002 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of a proposal after the discretionary vote deadline and the proposal is not intended to be included in On Stage's proxy statement, then our proxy holders will be allowed to use their discretionary voting authority to vote on the stockholder proposal when and if the proposal is raised at On Stage's year 2002 annual meeting. Because the bylaw deadline is not capable of being determined until we publicly announce the date for our next annual meeting, it is possible that the bylaw deadline may occur after the discretionary vote deadline. In such a case, a proposal received after the discretionary vote deadline but before the bylaw deadline would be eligible to be presented at next year's annual meeting and we believe that our proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote on the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to that meeting.

    We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting, however no stockholder proposals were received before the bylaw deadline for this year's annual meeting, which was March 19, 2001.

OTHER BUSINESS; ADJOURNMENTS

    Management is not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including adjourning the meeting.

    Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. We do not currently intend to seek an adjournment of the meeting.

ELECTION OF DIRECTORS
(ITEM I)

    On Stage's Board of Directors currently consists of seven members. There is presently one vacancy on the Board and six directors are sitting. The term of office for each director elected at the annual meeting will expire at the 2002 annual meeting of stockholders.

    All nominees have consented to be named and to serve if elected. Unless otherwise instructed by the stockholders, the persons named in the proxies will vote the shares represented thereby for the election of the nominees. The Board believes all nominees will be able to serve as directors; if this should not be the case, however, the proxies may be voted for one or more substitute nominees to be designated by the Board or the Board may decide to reduce the number of directors. The Board recommends a vote FOR each of the nominees.

NOMINEES FOR ELECTION

Name of Director and Age	Year First Became Director, Principal Occupation During Past Five Years and Other Biographical Information
John W. Stuart, 58	John W. Stuart has served as the Chairman and Chief Executive Officer of On Stage since April 1996 and also was the President of On Stage from October 1985 through March 1996. He founded On Stage in 1985. He has been involved in the theatrical business since age seven and has produced or appeared in over 200 theater productions and several feature films. Mr. Stuart received a Bachelor of Arts degree in 1967 from California State University at Fullerton.
Timothy J. Parrott, 53
Timothy J. Parrott has served as President, Chief Executive Officer and director of On Stage since October 2000. Mr. Parrott has been a director of Pinnacle Entertainment since June 1997; President and Treasurer, Boomtown, Inc., from June 1987 to September 1992; Director, Boomtown, Inc., since 1987; Chief Executive Officer, Parrot Investment Company (a family-held investment company with agricultural interest in California) since April 1995; and Director of The Chronicle Publishing Company from April 1995 to June 2000.
Gregory J. McIntosh, 44
Gregory J. McIntosh has been a director of On Stage since October 2000. Mr. McIntosh has been employed at Imperial Credit Commercial Mortgage Investment Corp. and its affiliate, Imperial Credit Commercial Assets Management Corp., since 1998, where he has held various titles, including Senior Vice President. Previously, Mr. McIntosh was Chief Operating Officer and a 20% shareholder of a privately held manufacturing company.

Robert B. Hellman, 39
Mr. Hellman has served as a director of On Stage since March 2001. Robert B. Hellman, Jr. is a managing director of MDC Management Company III, L.P., which is the general partner of McCown De Leeuw & Co. III, L.P. and McCown De Leeuw Offshore (Europe) III, L.P. He is also managing director of MDC Management Company IIIA, L.P., which is the general partner of McCown De Leeuw & Co. (Asia), L.P. These partnerships are engaged in investment activities. Mr. Hellman is also a member of The Gamma Fund LLC, a limited liability company engaged in investment activities. Mr. Hellman has been associated with McCown De Leeuw & Co. since 1987. From 1982 to 1985, he worked for Bain & Company, a management consulting company. Mr. Hellman has been a director of TeleSpectrum since 1999.
Chris Frigon, 31
Mr. Frigon has served as a director of On Stage since March 2001. Chris Frigon received an MBA from Harvard Business School and a BS in economics and computer application from the University of Notre Dame. He worked with McCown De Leeuw & Co. as a summer associate in 1998 and joined the firm as a Senior Associate in 1999 after completing business school. Mr. Frigon was promoted to principal in January 2001. Prior to joining McCown De Leeuw, Mr. Frigon was an associate with Investcorp International limited in London and New York. He also worked as an analyst at Morgan Stanley.
Fred Ordower, 48
Fred Ordower has been a director of On Stage since March 2001, and has served as an advisor to the company since July 1998. Mr. Ordower has been a Senior Executive of Fox Family Worldwide, Inc. since August 1997. Since February 1997, Mr. Ordower has been the President of Evergreen Events, Inc. which provides business development and marketing advisory services related to the convergences of technology and entertainment. From 1992 through 1996, Mr. Ordower was Executive Vice President of Universal (formerly MCA) Music Entertainment Group. From 1987 through 1992, Mr. Ordower was founder and chief operating officer of Ogden Present, and Vice President, Business Development of Ogden Entertainment Services, both subsidiaries of a Fortune 500 conglomerate.

    Unless otherwise instructed, the persons named as proxies on the accompanying proxy card intend to vote shares represented by properly executed proxies for the election of each of the nominees identified above. Although the Board anticipates that each of the nominees will be available to serve as a director, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees that may be designated by the Board.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE

COMPENSATION OF DIRECTORS

    Directors who are employees of On Stage receive no separate compensation for their services as directors. Compensation of the outside directors is determined by the entire Board after receiving recommendations of the president. Currently, non-employee directors are entitled to be granted options to purchase 10,000 shares of common stock each year that the director serves as a director, partially contingent upon the director's attendance at the four scheduled Board meetings during the year of grant. One quarter of the annual option grant will vest at of each of the grant year's scheduled meetings.

    All directors are reimbursed for reasonable expenses incurred in connection with attending meetings of the Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires On Stage's officers and directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and Nasdaq. Reporting persons are required by SEC regulations to furnish On Stage with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms received or written representations from persons subject to the reporting requirements of Section 16(a), we believe that, with respect to the fiscal year ended December 31, 2000, all reporting persons complied with all applicable filing requirements of Section 16(a).

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    During 2000, there were two meetings of the Board and the Board acted by unanimous written consent on four occasions. All directors attended at least 75% of the meetings of the Board and the committees of which they were members held during the time they were directors.

    The Board has established an audit committee and a compensation committee. The Board has not established a nominating or any other committees. Neither the audit committee nor the compensation committee met in fiscal 2000. Each of the audit and compensation committees is responsible to the full Board. The functions performed by these committees are summarized below:

Name of Committee and Members	Functions of the Committee
Audit
Chris Frigon—Chairman Robert B. Hellman, Jr.	•Confers with independent accountants and internal auditors regarding scope of examination
Gregory J. McIntosh	•Review reports of independent accountants and internal auditors
•Reviews adequacy of internal accounting, financial and operating controls
•Reviews financial reporting compliance procedures
•Operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this proxy
Compensation
Robert B. Hellman, Jr.—Chairman	•Reviews and approves compensation of officers
Gregory J. McIntosh	•Reviews and administers stock option plans for employees
Chris Frigon	•Recommends stock option rights to the Board

  Audit Committee Report

    The Audit Committee of On Stage is composed of three independent directors (as defined by Nasdaq Marketplace Rule 4200(a)(15)) and operates under a written charter adopted by the Board (Appendix A) in 2001. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements contained in the Annual Report on Form 10-KSB for On Stage's 2000 fiscal year with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of On Stage's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and On Stage, including a written letter from the independent auditors regarding their independence and the matters in the written disclosures consistent with the Independence Standards Board, Standards No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of non-audit services with the auditors' independence.

    The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

    The Audit Committee discussed with our chief financial officer and the independent auditors the overall scope and plans for the audit by the independent auditors. The Audit Committee may meet with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them in the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that our auditors are, in fact, independent. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the 2000 fiscal year for filing with the SEC.

    The Committee also recommended to the Board (and the Board has approved, subject to stockholder ratification) the selection of our independent auditors for the 2001 fiscal year.

                      Audit Committee:

                      Chris Frigon—Chairman
                      Robert B. Hellman, Jr.
                      Gregory J. McIntosh

  Audit Fees

    Aggregate audit fees by BDO Seidman, LLP for the audit of On Stage's annual financial statements and review of the interim financial statements in On Stage's Forms 10-QSB for the fiscal year ended December 31, 2000, of which an aggregate amount of $77,843 had been billed through December 31, 2000, was $77,843. No fees were billed for financial information systems design and implementation during fiscal year 2000. No fees were billed for any other services rendered by BDO Seidman, LLP, On Stage's principal accountants during fiscal year 2000.

COMPENSATION COMMITTEE INTERLOCKS

    No interlocking relationships exist between our compensation committee and the board or compensation committee of any other company, nor has any such interlocking relationship existed in the past. There are no interlocking relationships between On Stage and other entities that might affect the determination of the compensation of our directors and executive officers.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The compensation committee consists of three directors of On Stage. The compensation committee did not meet in calendar year 2000. The compensation committee believes that the compensation levels of our executive officers, who provide leadership and strategic direction for On Stage, should consist of (i) base salaries that are commensurate with executives of other comparable companies, (ii) cash bonus opportunities as determined by the compensation committee and the Board and (iii) participation in On Stage's Amended and Restated 1996 Stock Option Plan.

  Federal Income Tax Consequences

    Section 162(m) of the Internal Revenue Code (the "Code") limits On Stage to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

    The Board has not established a formal policy for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as "performance-based compensation."

                      Compensation Committee

                      Robert B. Hellman, Jr.
                      Gregory J. McIntosh
                      Chris Frigon

EXECUTIVE COMPENSATION

    The following table sets forth the annual compensation paid to the two individuals that served as chief executive officer during the last fiscal year, and as to each other officer whose compensation exceeded $100,000 that was serving as an officer at the end of the last fiscal year.

Summary Compensation Table

Annual Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)
Timothy J. Parrott President and Chief Executive Officer	2000	$1	—		25,000	(1)
John W. Stuart Chairman and Chief Executive Officer	2000 1999 1998	358,333 250,000 250,000	$150,000 — —	(2)	24,612 55,860 55,860	(3) (4) (4)
Gary Panter Senior Vice President Operations	2000 1999 1998	114,400 95,025 102,370	— — —		12,612 12,612 13,627	(5) (5) (6)

(1)
Represents housing and transportation costs associated with staying in Las Vegas.

(2)
Bonus paid in 2000 per employment agreement.

(3)
Represents car and health allowance paid in 2000.

(4)
Represents $11,971 in unused vacation time accrued but not paid and $23,898 of car allowance and health allowances accrued, of which $14,895 was paid in 1999. Does not include $149,686 of rent accrued for the leases to On Stage of which $76,028 was paid in 1999.

(5)
Represents car and health allowance.

(6)
Represents $3,238 in unused vacation time accrued but not paid and $10,389 of car allowance accrued, of which $8,639 was paid in 1999, and $11,050 of housing allowance payments.

OPTION GRANTS IN 2000

    The following table sets forth the option grants to the executives named in the Summary Compensation Table during 2000. On Stage did not grant any stock appreciation rights in 2000. All of the options were issued in connection with the executive's employment agreement.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees In FY 2000	Exercise Or Base Price ($/Share)	Expiration Date
Timothy J. Parrott	750,000	78.9%	$0.50	01/01/03

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES.

    The following table summarizes the value of vested and unvested in-the-money options for the persons named in the Summary Compensation Table at December 31, 2000. Year-end values are based upon a price of $1.01 per share, which was the closing market price of a share of common stock on December 31, 2000. No options were exercised by the named executive officers in 2000.

	Number of securities underlying unexercised options at FY-end (#)		Value of unexercised in-the-money options FY-end ($)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Stuart	350,000	25,000	$—	$—
Gary Panter	35,000	—	$—	$—
Timothy J. Parrott	250,000	500,000	$128,900	$257,800

EMPLOYMENT AGREEMENTS

    Timothy J. Parrott, President and Chief Executive Officer, entered into an employment agreement with On Stage dated as of October 12, 2000 providing for an initial term which expires on October 11, 2003. Under the terms of this Agreement, Mr. Parrott's current annual base salary is $250,000. The agreement with Mr. Parrott also provides for bonuses at the recommendation and discretion of the compensation committee of On Stage's Board.

    John W. Stuart, Chairman and founder, entered into an employment agreement with On Stage dated as of October 12, 2000 providing for an initial term which expires on October 12, 2003. Under the terms of this Agreement, Mr. Stuart's current annual base salary is $358,333. The agreement with Mr. Stuart also provides for bonuses at the recommendation and discretion of the compensation committee of On Stage's Board which in no event shall be less than $150,000 per annum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as to the shares of common stock beneficially owned as of June 11, 2001, by:

  •
  each person who beneficially owned over 5% of the outstanding On Stage common stock;

  •
  each director or director nominee;

  •
  the chief executive officers and the other four most highly compensated executive officers whose annual salary and bonus exceeded $100,000; and

  •
  all directors, director nominees, and officers as a group.

    Beneficial ownership is determined in accordance with the rules of the SEC. The share numbers and percentages were calculated based on the number of shares of outstanding common stock on June 11, 2001, which was 11,307,930. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by that person that are currently exercisable or become exercisable within 60 days following June 11, 2001 are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Subject to community property laws where applicable, unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. The address for all of the executive officers and directors is 4625 West Nevso, Las Vegas, NV 89103. The address for Imperial Credit Commercial Mortgage Investment Corporation is 23550 Hawthorne Blvd., Bldg #1, Torrance, California 90505.

Name and Address	Numbers of Shares Beneficially Owned	Options Included In Total	Percentage of Class
John W. Stuart	3,551,155	—	31.4%
Timothy J. Parrott	3,380,000	750,000	28.0%
Imperial Credit Commercial Mortgage Investment Corporation	1,756,122	325,000	15.1%
Hanover Restaurants, Inc.	595,238	595,238	5.0%
Fred Ordower	75,000	75,000	*
Gary Panter	35,000	35,000	*
All executive officers and directors as a group (4 persons)	7,241,155		58.55%

*less than 1%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    None.

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1996 STOCK OPTION PLAN
(ITEM II)

    The Board has determined that it is in the best interests of On Stage and its stockholders to approve an amendment to the 1996 Stock Option Plan increasing the number of shares of common stock reserved thereunder by an additional 2,500,000 shares. In 1996, the stockholders approved the plan and reserved 785,000 shares of common stock for issuance under the plan. At the annual meeting held on June 15, 1998, the stockholders approved an amendment to the plan increasing the number of shares of common stock reserved thereunder by 615,000 shares. At a special meeting held on September 20, 2000, the Board approved an amendment to the plan increasing the number of shares of common stock reserved thereunder by an additional 250,000 shares.

    The amendment would increase the number of shares available for issuance under the plan from 1,400,000 to 3,900,000 shares of common stock. By approving the amendment, the stockholders will also be approving and ratifying the September 20, 2000 increase in the number of shares available for issuance. The Board believes that On Stage's ability to grant options under the plan is a valuable and necessary compensation tool that aligns the long-term financial interests of employees, consultants and directors with the financial interests of On Stage's stockholders. As of June 15, 2001, options to purchase 1,464,850 shares of common stock were outstanding under the plan and options to purchase 185,150 remained available for future grants. An increase in the number of shares available for issuance is necessary to meet the above objectives. The Board believes that it is in the best interests of On Stage and its stockholders to amend the plan to increase the number of shares thereunder from 1,400,000 to 3,900,000.

SUMMARY DESCRIPTION OF THE 1996 STOCK OPTION PLAN

  General

    The purpose of the plan is to attract and retain the best available personnel for positions of substantial responsibility with On Stage, to provide additional incentive to the employees and consultants of On Stage and its subsidiaries and to promote the success of our business. Options granted under the plan may be either incentive stock options or non-qualified stock options.

  Administration

    The plan may generally be administered by the Board or a committee of at least three persons appointed by the Board. The plan administrator has the authority to construe and interpret the plan, to define the terms used in the plan, and to determine the times an option may be exercised and the number of shares which may be exercised at any one time. The plan administrator may also make all determinations necessary or advisable for the administration of the plan.

  Eligibility

    The plan administrator determines the eligible participants to whom options are granted, the times at which options are granted and the number of shares subject to each option. In connection with incentive stock options, eligible participants are employees of On Stage or of any subsidiary or parent of On Stage. In connection with non-qualified stock options, eligible participants are directors, officers, actual employees or independent contractors of On Stage or any subsidiary or parent of On Stage. An eligible participant may be granted incentive options or non-qualified options or both under the plan; provided, however, that the grant of incentive options and non-qualified options to an eligible participant shall be the grant of separate options and each incentive option and each non-qualified option shall be specifically designated as such.

  Limitations

    No eligible participant may be granted incentive options that are first exercisable during any one calendar year for stock with an aggregate fair market value (determined as of the time the option was granted) in excess of $100,000.

  Terms and Conditions of Options

    Each option is evidenced by a stock option agreement between On Stage and the optionee, and is subject to the following terms and conditions:

  •
  Exercise Price. The plan administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value on the date the option is granted.

  •
  Exercise of Option; Form of Consideration. The plan administrator determines when options become exercisable. Unless otherwise determined by the plan administrator, options shall become exercisable annually over a three-year period from the date of grant. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The plan permits payment to be made by cash, check, promissory note, other shares of common stock of On Stage (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof. The plan administrator may also require payment of any applicable withholding taxes.

  •
  Term of Option. The term of a stock option granted under the plan may be no more than 10 years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

  •
  Termination of Service. If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination and the option agreement does not provide otherwise (but in no event later than the expiration of the term of such option as set forth in the option agreement). The plan administrator has the discretion to increase the three-month period under certain circumstances. Unless otherwise determined by the plan administrator, if an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option within 12 months from the date of such termination. Unless otherwise determined by the plan administrator, if an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option within 12 months from the date of such termination.

  •
  Nontransferability of Options. Unless otherwise determined by the plan administrator, options granted under the plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

  •
  Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the plan as may be determined by the plan administrator.

  Adjustments Upon Changes in Capitalization

    If the number of outstanding shares of common stock of On Stage are increased or decreased, or if the shares are exchanged for a different number or kind of shares or securities of On Stage through reorganization, merger, reverse merger, recapitalization, reclassification, stock dividend, stock split, reverse split, combination of shares or other similar transaction, the aggregate number of shares of common stock subject to the plan and the shares of common stock subject to issued and outstanding options under the plan shall be appropriately and proportionately adjusted by the plan administrator. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with an appropriate adjustment in the price for each share or other unit of any security covered by the option.

    Notwithstanding the preceding paragraph, upon the dissolution or liquidation of On Stage or upon any reorganization, merger or consolidation with one or more corporations as a result of which On Stage is not the surviving corporation, or upon a sale of substantially all the assets of On Stage or of more than 50% of the then outstanding stock of On Stage to another corporation or entity, the plan and each outstanding option shall terminate; provided, however, that: (1) each option for which no option has been tendered by the surviving corporation in accordance with all of the terms of provision (2) immediately below shall become fully exercisable within 30 days before the effective time of such dissolution, liquidation, merger, consolidation or sale of stock or assets; or (2) in its sole and absolute discretion, the surviving corporation may, but shall not be obligated to, tender to any optionee holding an option an option or options to purchase shares of the surviving corporation or acquiring corporation, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of any option then outstanding under the plan.

  Amendment and Termination of the Plan

    The Board may amend, alter, suspend or terminate the plan, or any part of the plan, at any time and for any reason. However, we shall obtain stockholder approval for any amendment to the plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option previously granted under the plan without the written consent of the optionee. Unless terminated earlier, the plan terminates on August 6, 2006.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options

    The optionee recognizes no taxable income when an incentive option is granted, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For federal tax purposes, dispositions are divided into two categories, (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. If the optionee makes a disqualifying disposition of the option shares, then we will be entitled to an income tax deduction, for the taxable year in which the disposition occurs, equal to the excess of (i) the fair market value of the disposed shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the incentive option shares.

  Non-Qualified Options

    Non-qualified options under the plan are classified, for federal tax purposes, as non-qualified stock options. The federal income tax treatment for non-qualified stock options under the plan is as follows:

  •
  Upon the grant of a non-qualified stock option, an optionee generally recognizes no taxable income. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. That amount increases the grantee's basis in the stock acquired pursuant to the exercise of the non-qualified option. The optionee is required to satisfy the tax withholding requirements applicable to that income. Upon a subsequent sale of the stock, the grantee will incur short-term or long-term gain or loss depending upon the grantee's holding period for the shares and upon the shares' subsequent appreciation or depreciation in the value.

  •
  We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction generally will be allowed for by us in the taxable year that the optionee recognizes the ordinary income.

    The foregoing is only a summary of the effect of federal income taxation upon optionees and On Stage with respect to the grant and exercise of options under the plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

    As described above, the employees of On Stage and its subsidiaries who will receive grants under the plan and the size of the grants are generally to be determined by the plan administrator in its discretion. Thus, it is not possible either to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees.

    THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

RATIFICATION OF INDEPENDENT AUDITORS
(ITEM III)

    The audit committee has recommend and the Board has appointed BDO Seidman, LLP to audit On Stage's financial statements for fiscal year 2001. Management asks you to ratify that appointment. BDO Seidman, LLP has been On Stage's independent accounting firm for many years, and management believes BDO Seidman, LLP is well qualified for the job. Although the ratification is not required by law, the Board believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the Board, the failure of the stockholders to ratify the appointment of BDO Seidman, LLP as On Stage's independent auditors would be considered by the Board and the audit committee in determining whether to continue the engagement of BDO Seidman, LLP. A BDO Seidman, LLP representative is expected to be at the annual meeting to answer appropriate questions and to make a statement if he or she desires.

    THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

STOCKHOLDER PROPOSALS

    Any stockholder proposal for On Stage's annual meeting in 2002 must be sent to the Secretary at 4625 West Nevso, Las Vegas, Nevada 89103. Any stockholder who wishes to present a proposal for the inclusion in the proxy statement for action at the annual meeting in 2002 must comply with On Stage's articles of incorporation and bylaws and the rules and regulations of the SEC then in effect. The current bylaw and SEC provisions are discussed in the proxy statement under the heading "Proxies—May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?" The deadline for receipt of a proposal to be considered for inclusion in On Stage's proxy statement is February 15, 2002. On request, the Secretary will provide detailed instructions for submitting proposals.

IMPORTANT

TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, WE URGE YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

OTHER BUSINESS

    It is not anticipated that any other matters will be brought before the meeting for action. If any other matters properly come before the meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act on those matters in accordance with their best judgment.

ANNUAL REPORT

    Our annual report on Form 10-KSB, including financial statements, for the year ended December 31, 2000, is being distributed to all stockholders together with this proxy statement, in satisfaction of the requirements of the SEC. Additional copies of the report are available upon request. To obtain additional copies of the annual report, please contact us at the address set forth under "company contact" on page 2.

June 15, 2001                                         ON STAGE ENTERTAINMENT, INC.

APPENDIX A

Audit Committee Charter

APPENDIX A

ON STAGE ENTERTAINMENT, INC.

Charter
of the Audit Committee
of the Board of Directors

I.  Audit Committee Purpose

    The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board.

    The Audit Committee has the authority to conduct investigations appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as personnel of the Company. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary to carry out its duties and responsibilities.

II.  Audit Committee Composition and Meetings

    Audit Committee members shall meet the requirements of the Nasdaq Stock Exchange, including Nasdaq Marketplace Rule 4460(d). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors. All members of the Audit Committee shall have a basic understanding of finance and accounting, as evidenced by their ability to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Financial management expertise shall mean past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

    Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, through any of its members, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.  Audit Committee Responsibilities and Duties

  Review Procedures

    1.  Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the document published at least every three (3) years in accordance with Securities and Exchange Commission ("SEC") regulations.

    2.  Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

    3.  In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such expenses. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

    4.  Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items the independent auditors are required to communicate in accordance with SAS 61 (see item 9). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

    5.  Review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    6.  Approve the fees and other significant compensation to be paid to the independent auditors.

    7.  Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

    8.  Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

    9.  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. When appropriate, discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 61.

    10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Internal Audit Department and Legal Compliance

    11. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department when appropriate in the discretion of the Audit Committee.

    12. Oversee the appointment and performance of the senior internal audit executive, and effect the replacement of the senior internal audit executive when appropriate in the discretion of the Audit Committee.

    13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

    14. When deemed appropriate in the discretion of the Audit Committee, or at least annually, review with the Company's counsel (1) any legal matters that could have a significant impact on the organization's financial statements, (2) the Company's compliance with applicable laws and regulations, and (3) inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

    15. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

    16. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

    17. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

^ Please Detach and Mail in the Envelope Provided ^

ON STAGE ENTERTAINMENT, INC.
ANNUAL MEETING OF STOCKHOLDERS, JULY 10, 2001
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS OF ON STAGE ENTERTAINMENT, INC. The undersigned hereby appoints Timothy J. Parrott and Christopher Grobl, and each of them, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock of On Stage Entertainment, Inc. held of record by the undersigned at the close of business on June 11, 2001, at the annual meeting of stockholders to be held on July 10, 2001 or any adjournment or postponement thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED HEREIN AS A DIRECTOR OF ON STAGE ENTERTAINMENT, INC., FOR THE APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED THEREUNDER BY AN ADDITIONAL 2,500,000 SHARES AND FOR RATIFICATION OF BDO SEIDMAN, LLP AS ON STAGE ENTERTAINMENT, INC.'S INDEPENDENT AUDITORS.

    Should any nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the board of directors.

    PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

(SEE REVERSE SIDE)

^ Please Detach and Mail in the Envelope Provided ^

/x/	PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.

		FOR all nominees listed to the left (except as specified below)	WITHHOLD AUTHORITY to vote for all nominees listed below.						FOR	ABSTAIN	AGAINST
1.	ELECTION OF DIRECTORS (to serve until the 2002 Annual Meeting of Stockholders).	/ /	/ /	Nominees:	1. 2. 3. 4. 5. 6.	John W. Stuart Timothy J. Parrott Gregory J. McIntosh Robert B. Hellman Chris Frigon Fred Ordower	2.	The proposal to approve the amendment to the Amended and Restated 1996 Stock Option Plan to increase the number of shares of common stock reserved thereunder by an additional 2,500,000 shares.	/ /	/ /	/ /
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)
EXCEPT, for vote withheld from the following nominee(s):
							3.	The proposal to ratify the appointment of BDO Seidman, LLP as On Stage's independent auditors.	/ /	/ /	/ /

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein and FOR Items 2 and 3.

PLEASE SIGN YOUR NAME BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.
							Please indicate by a check mark whether you plan to attend the annual meeting.	/ /

PRINT NAME OF STOCKHOLDER	SIGNATURE(S)	DATE

QuickLinks

ELECTION OF DIRECTORS (ITEM I)
NOMINEES FOR ELECTION
Summary Compensation Table Annual Compensation
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1996 STOCK OPTION PLAN (ITEM II)
RATIFICATION OF INDEPENDENT AUDITORS (ITEM III)
STOCKHOLDER PROPOSALS
IMPORTANT
OTHER BUSINESS
ANNUAL REPORT
APPENDIX A Audit Committee Charter
APPENDIX A ON STAGE ENTERTAINMENT, INC. Charter of the Audit Committee of the Board of Directors